SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2003

WMS INDUSTRIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8300 (Commission File Number)	36-2814522 (I.R.S. Employer Identification Number)

800 South Northpoint Blvd., Waukegan, Illinois 60085
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
Press Release
Press Release

Item 5. Other Events and Regulation FD Disclosure.

     On June 19, 2003, WMS Industries Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. On June 20, 2003, WMS Industries Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.2. Exhibits 99.1 and 99.2 are incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibits	Description

99.1 99.2	Press Release of WMS Industries Inc. dated June 19, 2003 Press Release of WMS Industries Inc. dated June 20, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC

June 20, 2003	By:	/s/ Orrin J. Edidin

Orrin J. Edidin Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibits	Description

99.1 99.2	Press Release of WMS Industries Inc. dated June 19, 2003 Press Release of WMS Industries Inc. dated June 20, 2003

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